UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section  13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2007

FINANCIALCONTENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-28377	94-3310536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Lincoln Centre Drive, Suite 410, Foster City, California 94404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 286-9702

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐&#61472;	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐&#61472;	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐&#61472;	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐&#61472;	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Convertible Secured Promissory Notes

On February 13, 2006, the Registrant executed a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Jade Special Strategies, LLC (“Jade”). Pursuant to the terms of the Purchase Agreement the Company sold to Jade three senior secured convertible promissory notes dated on or about February 13, 2006 (“Note 1”), March 31, 2006 (“Note 2”), and on June 9, 2006 (“Note 3”), in the amounts of $350,000.00, $350,000.00 and $300,000.00, respectively, with each having a maturity date two years from the date of issuance (collectively the “Note” or “Notes”) and otherwise having identical terms and conditions. Additionally, pursuant to the terms of the Notes, each Note has an initial conversion price of $0.75, which is subject to downward repricing adjustments at 75% of the initial conversion price and additional downward repricing adjustments in the event the average closing bid price for any 10 day trading period during any four month repricing period is less than the conversion price then in effect. The total amount due on the Notes is currently $910,000.00 exclusive of any interest.

On August 20, 2007, the Registrant and Jade executed Amendment No. 1 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 1 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 1 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego its rights to adjust the conversion price of the Notes and to forego any redemption fees and in exchange the Registrant agreed to accelerate the maturity date of all three notes to December 31, 2007.

On December 31, 2007, the Registrant was unable to pay the Notes. Accordingly, on December 31, 2007, the Registrant and Jade executed Amendment No. 2 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 2 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 2 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which the Registrant agreed to increase the principal payable on each note by $75,000.00 as well as to pay a one-time penalty to be determined on February 29, 2008.

On February 26, 2008, the Registrant and Jade executed Amendment No. 3 to the Senior Secured Convertible Promissory Note due February 13, 2008, Amendment No. 3 to the Senior Secured Convertible Promissory Note due March 31, 2008, and Amendment No. 3 to the Senior Secured Convertible Promissory Note due June 9, 2008, under the terms of which Jade agreed to forego the one-time penalty and the Registrant agreed to increase the principal payable on each note by $10,000.00 in the event the Notes are not paid in full on or before March 15, 2008.

On December 31, 2007, the Registrant and Jade also agreed to terminate the Consulting Agreement executed by the parties on August 20, 2007. The consulting fee payable under the Agreement in the amount of $37,500.00 was refunded to the Registrant.

ITEM 5.01.	Changes in Control of Registrant

On February 22, 2008, the holder of 3,000,000 shares of our Series D Preferred Shares executed an irrevocable proxy that shall be in effect for no longer than 100 days from the date of execution. The proxy holder is Kenneth Wloski who has previously served as an advisor to the Company. A copy of the irrevocable proxy agreement is on file with the Company.

Each holder of Series D Preferred Stock is entitled to vote on all matters that the holders of Common Stock vote upon. The holders of the Series D Preferred Stock and Common Stock vote together as a single class on all such matters. On all such matters, the holders of the Series D Preferred Shares are entitled to 10 votes of Common Stock for each share of Series D Preferred Stock voted.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

None

(b)	Pro forma financial information.

None

(c)	Shell company transactions.

None

(d)	Exhibits

10.53	Amendment No. 2 to the Senior Secured Convertible Promissory Note due February 13, 2008 dated December 31, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.54	Amendment No. 2 to the Senior Secured Convertible Promissory Note due March 31, 2008 dated December 31, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.55	Amendment No. 2 to the Senior Secured Convertible Promissory Note due June 9, 2008 dated December 31, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.56	Amendment No. 1 to Consulting Agreement dated December 31, 2007 executed by and between FinancialContent, Inc. and Jade Special Strategy, LLC.
10.57	Amendment No. 3 to the Senior Secured Convertible Promissory Note due February 13, 2008 dated February 26, 2008 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.58	Amendment No. 3 to the Senior Secured Convertible Promissory Note due March 31, 2008 dated Februry 26, 2008 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.59	Amendment No. 3 to the Senior Secured Convertible Promissory Note due June 9, 2008 dated February 26, 2008 by and between FinancialContent, Inc. and Jade Special Strategy, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FinancialContent, Inc.

Date: February 28, 2008	By:	/s/ Wing Yu
Wing Yu
CEO

EXHIBIT INDEX

  Exhibit No.

10.53	Amendment No. 2 to the Senior Secured Convertible Promissory Note due February 13, 2008 dated December 31, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.54	Amendment No. 2 to the Senior Secured Convertible Promissory Note due March 31, 2008 dated December 31, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC

10.55	Amendment No. 2 to the Senior Secured Convertible Promissory Note due June 9, 2008 dated December 31, 2007 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.56	Amendment No. 1 to Consulting Agreement dated December 31, 2007 executed by and between FinancialContent, Inc. and Jade Special Strategy, LLC.
10.57	Amendment No. 3 to the Senior Secured Convertible Promissory Note due February 13, 2008 dated February 26, 2008 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.58	Amendment No. 3 to the Senior Secured Convertible Promissory Note due March 31, 2008 dated February 26, 2008 by and between FinancialContent, Inc. and Jade Special Strategy, LLC
10.59	Amendment No. 3 to the Senior Secured Convertible Promissory Note due June 9, 2008 dated February 26, 2008 by and between FinancialContent, Inc. and Jade Special Strategy, LLC